Exhibit 99.5

Wipro Opus Risk Solutions, LLC

BRAVO 2022-RPL1

January 11, 2022

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BACKGROUND AND SCOPE METHODOLOGY

This report summarizes the results of a due diligence review performed on a pool of 551 loans provided by various clients. (“Customer”) to Wipro Opus Risk Solutions, LLC (“Opus”), from which 100% of the loan sample was chosen and loaded into the OpusFirst® underwriting software. Opus CMC performed a detailed compliance review on all loans.

Opus was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

COMPLIANCE REVIEW

Opus CMC performed a compliance review on all loans in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes required by the respective SOW. The compliance review scope is included in Exhibits A and B herein and the compliance review results are included within Exhibit C.

Note: Opus generally met the NRSRO requirements noted above with the exception that loans were not tested for compliance with Regulation X - Real Estate Settlement Procedures Act (RESPA). Six loans were originated after January 1, 2010 and were tested for compliance with RESPA. Additionally, 1 loan was originated after 1/10/2014, however there was insufficient documentation in file to review for QM/ATR status.

Note: There are 77 loans in this population where the review was performed using offshore resources.

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EXHIBIT A (550 Loans)

COMPLIANCE REVIEW SCOPE

Each mortgage loan file was tested for compliance with the federal Truth in Lending Act (“TILA”), as well as federal, state and local anti-predatory lending statutes. An overview of the federal, state and local lending laws tested is listed below.

The Section 32/HOEPA review included, but was not limited to, the following:

•	Rate test
•	HPML test, if applicable
•	Points and Fees test
•	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
•	Review and confirmation of documentation type (i.e. full, stated, no ratio)
•	Review for evidence of prepayment penalty
•	Verification of Debt to Income conformity, when necessary.

The Federal Truth in Lending Act/Regulation Z review includes, but is not limited to:

•	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel form, if applicable. A review of the final TIL with a report outlining any TILA violations. Re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

The fee entry process was performed utilizing a hierarchy approach based upon documents available within the loan file. The ideal loan file included a Final HUD-1, of which the fees directly from this document would be used within Compliance testing. In the event a Final HUD-1 was not present in the file, a finding was raised for the missing document and alternative documentation was sought for fee entry. The alternative documentation would have been utilized based on the following order of importance:

i)	Final HUD-1 that is missing signature and/or not stamped true/certified;
ii)	Estimated HUD-1; or
iii)	Title Company Closing Statement.

High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, the Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW:

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➢	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
➢	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
➢	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).
➢	Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.
➢	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
➢	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
➢	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.
➢	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
➢	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
➢	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
➢	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
➢	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
➢	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
➢	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.
➢	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16. Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).
➢	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).
➢	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).
➢	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
➢	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
➢	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
➢	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
➢	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.
➢	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.
➢	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.

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➢	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
➢	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
➢	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).[1]
➢	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
➢	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.
➢	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
➢	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
➢	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
➢	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
➢	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.
➢	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
➢	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq
➢	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.
➢	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq. [2]
➢	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.
➢	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
➢	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
➢	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
➢	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
➢	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
➢	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
➢	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
➢	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

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EXHIBIT B (1 Loan)

COMPLIANCE REVIEW SCOPE

Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti- predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

1.1. Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

1.2. Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

1.3. MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

1.3.1. Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application

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1.3.2. No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

1.3.3. 7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing

1.3.4. 3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

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1.3.5. APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

1.4. Home Ownership Equity Protection Act (HOEPA), to include:

1.4.1. APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]

1.4.2. Points and Fees test [HOEPA (§1026.32(a)(2))]

1.4.3. Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream,

highest payment scenario; dates disclosed, dates acknowledged) 1.4.4. Review and confirm documentation type (i.e. full, stated, no ratio)

1.4.5. Review for evidence of prepayment penalty

1.4.6. Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

1.5. RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

1.5.1. Good Faith Estimate (GFE):

1.5.2. Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

1.5.3. Confirm the presence of the current GFE form in effect at the time of origination.

1.5.4. Verify the GFE was provided to the borrower(s) within three days of “Application”. 1.5.5. Application shall be defined by Regulation X and generally be considered complete

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when the following seven conditions are met:

• Borrower(s) First and Last Name

• Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

• Subject Property Address (including “To Be Determined”)

• Mortgage Loan Amount Sought

• Estimation of Property Value

• Monthly Income

• Any other requirement as defined in the lender’s policies and procedures

1.5.6. Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

1.5.7. Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

1.5.8. Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

1.5.9. Change of Circumstance Definition:

1.5.9.1. Acts of God, war, disaster or other emergency;

1.5.9.2. Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

1.5.9.3. New information particular to the borrower or transaction that was not relied on in providing the GFE; or

1.5.9.4. Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems 1.5.9.5. In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

1.5.9.6. Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges,

per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate- dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

1.5.10. Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

1.5.10.1. Confirm the presence of the current applicable Final HUD-1 form 1.5.10.2. Confirm the Final HUD-1 accurately lists all broker and YSP fees.

1.5.11. Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan

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including:

1.5.11.1. Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

• Origination Charge

• Credit or Charge for Interest Rate Chosen

• Adjusted Origination Charge

• Transfer Taxes

1.5.11.2. Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

• Lender-required settlement services (lender selects third-party provider);

• Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

• Government recording charges

1.5.12. Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

1.5.13. Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

1.5.14. Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

1.5.15. Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

1.6. QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

1.6.1. Ability-to-Repay:

1.6.1.1. Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

1.6.1.2. Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:

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• Income and assets

• Current employment status

• Monthly qualifying mortgage payment for the proposed loan

• Monthly qualifying mortgage payment for the simultaneous loan on the same property

• Monthly payments for taxes, insurance and HOA, etc.

• Debts, alimony and child support

• Qualifying monthly DTI and residual income • Credit history

1.6.1.3. If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

1.6.1.4. ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

1.6.2. Qualified Mortgage

Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:

• No Negative Amortization and no interest only payments

• No loan terms to exceed 30 years

• Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)

• Only documented verifications may be used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

1.6.3. QM DTI Testing

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The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

1.6.4. TQM Guideline Testing

1.6.4.1. For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

• LTV / CLTV

• DTI – using the same calculation guidelines as QM

• Credit Score

• Reserves

• Maximum Loan Amount

• Maximum Cash Out

• Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

1.6.5. Points and Fees Testing

1.6.5.1. All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:

• Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions

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may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file.

• Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.

• Certain Real estate-related fees.

• Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments

• Maximum prepayment penalty

• Prepayment penalty paid in a refinance.

1.6.5.2. In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:

• 3 percent of the total loan amount for a loan greater than or equal to

$100,000

• $3,000 for a loan greater than or equal to $60,000 but less than $100,000

• 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000

• $1,000 for a loan greater than or equal to $12,500 but less than $20,000

• 8 percent of the total loan amount for a loan less than $12,500

1.6.6. QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

• QM – NonHPML [QM or TQM – Pass / HPML – No]

• QM – HPML [QM or TQM – Pass / HPML – Yes]

• NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]

• NonQM – Noncompliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]

• Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

1.6.7. HPML Testing – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM,

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the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor

.

1.6.8. Escrow Requirement

Loans that fall under th

e guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

1.6.9. HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

• Three-day disclosure from application of the right to a free copy

• If covered by HPML but not ECOA, the word “promptly” is not required in the safe harbor disclosure text

• Written appraisal from certified or licensed appraiser

• Interior inspection

• Delivery of copies no later than 3 days prior to consummation

• If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

• The difference in the original sales price and the subsequent sales price

• Changes in market conditions • Property improvements

There is additional responsibility for providing copies of ALL documentation used in th

e valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and

acknowledgement by the reviewer of evidence supporting the new requirements

1.7. TILA RESPA INTEGRATED DISCLOSURE 1.7.1. ELIGIBILITY

The following criteria are used in determining whether TRID applies:

1.7.1.1. The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).

1.7.1.2. The Loan Purpose and Property Type includes a closed-end mortgage secured by real

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estate:

1.7.1.2.1. Purchase

1.7.1.2.2. Refinance (Cash Out or Rate Term)

1.7.1.2.3. Construction and Construction to Permanent Financing

1.7.1.2.4. SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on

Client instructions)

1.7.1.3. The Loan Purpose and Property Type does not include:

1.7.1.3.1. HELOCs

1.7.1.3.2. Reverse mortgages

1.7.1.3.3. Dwellings that are not attached to real property

1.7.1.3.4. Mobile homes, where the consumer does not own the land,

1.7.1.4. For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.

1.7.1.5. OPUS will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

1.7.1.5.1. Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. OPUS will not test such loans for TRID compliance.

1.7.2. TRID COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″) 1.7.2.1. INITIAL LE

1.7.2.1.1. Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application

Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).

1.7.2.1.2. If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance”

statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

1.7.2.1.3. Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

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1.7.2.1.4. Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.

1.7.2.1.5. General loan information and loan terms sections completed and formatting is accurate.

1.7.2.1.6. Verify loan term, purpose, and product descriptions follow the prescribed format.

1.7.2.1.7. Verify all applicants applying for credit, as disclosed on the application, are listed on the LE

1.7.2.1.8. “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.

1.7.2.1.9. If rate is locked, were lock expiration date, time and time zone disclosed. 1.7.2.1.10. Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.

1.7.2.1.11. Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.

1.7.2.1.12. The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.

1.7.2.1.13. Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.

1.7.2.1.14. It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.

1.7.2.1.15. Any addenda found in file listing ADDITIONAL fees for sections other than Section C

1.7.2.1.16. If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.

1.7.2.1.17. If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.

1.7.2.1.18. The Comparison section is complete and accurate as follows:

1.7.2.1.19. In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.

1.7.2.1.20. APR is accurate within tolerance based on the terms disclosed on the LE 1.7.2.1.21. Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.

1.7.2.1.22. Rounding rules verified as per 1026.37(o)(4).

1.7.2.1.23. Other Considerations Section is complete 1.7.2.2. REVISED LEs

1.7.2.2.1. If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid

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reasons to reset tolerance fees set forth in TRID:

1.7.2.2.1.1. Changed Circumstance affecting settlement charges 1.7.2.2.1.2. Change Circumstance affecting eligibility

1.7.2.2.1.3. Revisions requested by the consumer

1.7.2.2.1.4. Interest rate dependent charges

1.7.2.2.1.5. Expiration of the LE and

1.7.2.2.1.6. Delayed settlement date on a construction loan

1.7.2.2.1.7. Timing Requirement for LE 7 days prior to consummation

1.7.3. DETERMINATION OF FINAL BINDING LE

1.7.3.1. Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

1.7.3.1.1. Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

1.7.4. WRITTEN LIST OF PROVIDERS

1.7.4.1. If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three

(3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance fee. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance fee if the borrower selects a service provider from the list provided. If the borrower selects his/her own provider, the fee will be exempt from a tolerance limit but a finding for a service provider list being provided outside of three (3) days from application will be noted.

1.7.5. VARIANCE TESTS

1.7.5.1. Utilize one (1) of the following Variance Categories in performing variance tests:

1.7.5.1.1. Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:

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1.7.5.1.1.1. Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

1.7.5.1.1.2. Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

1.7.5.1.1.3. Transfer taxes. 1.7.5.1.1.4. Lender Credits

1.7.5.1.2. 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increases by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:

1.7.5.1.2.1. Recording fees; and

1.7.5.1.2.2. Charges for third party services not paid to creditor or affiliate

AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.

1.7.5.1.2.3. Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.

1.7.5.1.3. No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

1.7.5.1.3.1. Prepaid interest;

1.7.5.1.3.2. Property insurance premiums;

1.7.5.1.3.3. Impounds/Escrows;

1.7.5.1.3.4. Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and

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1.7.5.1.3.5. Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

1.7.5.1.4. Notes of interest for “No Tolerance/Unlimited”:

1.7.5.1.4.1. Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

1.7.5.1.4.2. As noted above, OPUS will review the loan file for evidence the disclosure

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was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

1.7.5.1.4.2.1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.

1.7.5.1.4.2.2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.

1.7.5.2. Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.

1.7.5.3. Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

1.7.5.4. For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

1.7.5.5. For loans with an Interim LE, the following procedures will be applied:

1.7.5.5.1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases

1.7.5.5.2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

1.7.6. TRID COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″) 1.7.6.1. OPUS will conduct a general CD review and verify the following:

1.7.6.1.1. Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure

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as Final will ensure a timely review.

1.7.6.1.2. That the correct form is used and all sections of the CD are completed

(no blanks or incomplete sections).

1.7.6.1.3. Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines

1.7.6.1.4. If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.

1.7.6.1.5. If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed

APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

1.7.6.1.6. On the interim and final pre-close CDs the following checks and limitations apply:

1.7.6.1.6.1. Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.

1.7.6.1.6.2. Closing, Transaction and Loan Information sections have been completed with accurate information. 1.7.6.1.6.3. Loan terms sections are completed.

1.7.6.1.6.4. Opus will verify loan term, purpose, and product descriptions follow the prescribed format.

1.7.6.1.6.5. Opus will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

1.7.6.1.6.6. “Can this mount increase after closing?” and “Does the loan have these features” sections are completed accurately.

1.7.6.1.6.7. Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.

1.7.6.1.6.8. Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.

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1.7.6.1.6.9. Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).

1.7.6.1.6.10. Calculating Cash to Close table completed accurately. 1.7.6.1.6.11. Summaries of Transaction section completed accurately 1.7.6.1.6.12. Loan Disclosures section complete:

1.7.6.1.6.12.1. CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly

(at least and only one box selected).

1.7.6.1.6.12.2. Late Payment completed properly (terms disclosed and accurate per note).

1.7.6.1.6.12.3. Escrow Amount section completed properly (only one box selected and amounts disclosed).

1.7.6.1.6.12.3.1. Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1-year period after consummation (1026.38) (I)(7)(i)(A)(1).

1.7.6.1.6.12.3.2. Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38) (I)(7)(i)(B)(1)

1.7.6.1.6.13. If Interest Only, Optional Payments, Step Payments, or Seasonal

Payments, is Adjustable Payment (″AP″) Table disclosed accurately. 1.7.6.1.6.14. If ARM or Step, is Adjustable Interest Rate (″AIR″) Table

disclosed accurately.

1.7.6.1.6.15. Loan Calculations section complete and accurate.

1.7.6.1.6.15.1. Total of Payments is accurate per 1026.38(o)(1). 1.7.6.1.6.15.2. Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.

1.7.6.1.6.15.3. Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.

1.7.6.1.6.15.4. Total Interest Percentage (TIP) accurate with proper rounding.

1.7.6.1.6.16. Other Disclosures section complete with at least one choice selected as applicable.

1.7.6.1.6.17. Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.

1.7.6.1.6.18. Contact Information section is complete with information from each party of the transaction provided as applicable.

1.7.6.1.6.19. Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

1.7.7. TRID METHOD OF RECEIPT OF LE AND CD

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1.7.7.1. Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

1.7.7.1.1. In Person: borrower signature date is used.

1.7.7.1.2. Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.

1.7.7.1.3. Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.

1.7.7.1.4. Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.

1.7.7.1.5. Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

1.7.7.1.6. Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

1.7.7.2. *NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

1.7.8. OTHER RECOMMENDED TRID COMPLIANCE TESTS

1.7.8.1. Apply the following additional compliance tests which were included in the

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recommended review scope resulting from the 2015 CFPB Amendments:

1.7.8.2. Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.

1.7.8.3. Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).

1.7.8.4. Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the fil

e or was not provided to the borrower within three (3) business days of application.

1.7.8.5. Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do no

t all sign the documents on the same day, then use the latest signature date.

1.7.8.6. Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:

1.7.8.6.1. Escrow Closing Notice; and

1.7.8.6.2. Mortgage servicing transfer and partial payment notices.

1.7.9. SUBSEQUENT CHANGES AFTER CONSUMMATION

1.7.9.1. The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through

(v) are acceptable for changes and corrections to the Final CD after consummation.

1.7.9.1.1. 1026.19(f)(2)(iii) – Changes due to events occurring after consummation. 1.7.9.1.2. If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

1.7.9.1.3. 1026.19(f)(2)(iv) – Changes due to clerical errors.

1.7.9.1.3.1. Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not

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limited to:

1.7.9.1.3.2. Corrections to the closing information section.

1.7.9.1.3.3. Corrections to the transaction information section.

1.7.9.1.3.4. Corrections to loan id # or MIC #.

1.7.9.1.3.5. Corrections to non-numeric identifiers in the Estimated Taxes,

Insurance & Assessments section.

1.7.9.1.3.6. Corrections to the fee labels and/or order of fees.

1.7.9.1.3.7. Corrections to the location of the fee(s).

1.7.9.1.3.8. Corrections to missing cure language.

1.7.9.1.3.9. Corrections to the “Did This Change” section of Calculating

Cash to Close.

1.7.9.1.3.10. Corrections to the Loan Disclosures section

1.7.9.1.3.11. Corrections to non-numeric items in the Escrow Account section.

1.7.9.1.3.12. Corrections to the Other Disclosures section. 1.7.9.1.3.13. Corrections to the Contact Information section.

1.7.9.1.4. 1026.19(f)(2)(v) – Refunds related to the good faith analysis.

1.7.9.1.4.1. Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

1.7.9.2. A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

1.7.9.3. Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

1.8. Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

1.8.1. Servicing Transfer Disclosure (for applications prior to 10/03/2015):

1.8.1.1. Confirm the presence of the Servicing Transfer Disclosure form in file 1.8.1.2. Verify the Servicing Transfer Disclosure was provided to the borrower(s)

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within three general business days of “Application”

1.8.2. Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

1.8.2.1. Confirm the presence of the Home Loan Tool Kit is in file for covered loans. 1.8.2.2. Confirm the Home Loan Tool Kit is provided within three general business days of application

1.8.3. Affiliated Business Disclosure

1.8.3.1. Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

1.8.3.2. Confirm the Affiliated Business Disclosure provided within three general business days of “Application.” Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

1.8.3.3. Confirm the Affiliated Business Disclosure is executed.

1.8.4. Initial Escrow Disclosure Statement

1.8.4.1. Confirm the presence of the Initial Escrow Disclosure Statement in file 1.8.4.2. Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

1.9. National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

5.1 High Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow o

f all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

5.1.1 Frequency – Payable with same frequency as payments designated for the loans 5.1.2 Exceptions

5.1.2.1 Loan is an extension of credit primarily for business, commercial or agricultural purposes

5.1.2.2 Loan is in a subordinate position to a senior lien secured by the same residential improved

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real estate or mobile for which the borrower has obtained flood insurance

5.1.2.3 Flood Insurance coverage for the residential real estate is provided by a policy that 5.1.2.3.1 Meets requirements

5.1.2.3.2 Provided by a condominium association, cooperative or other applicable group and

5.1.2.3.3 The premium for which is paid by the condominium associate,

cooperative, homeowners association, or other group as a common expense.

1.10. Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1.10.1. Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq. 1.10.2. California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq. 1.10.3. California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

1.10.4. Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)

1.10.5. Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.

1.10.6. Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-

746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).

1.10.7. Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.

1.10.8. District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC

Mortgage Disclosure Act of 2007.

1.10.9. Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.

1.10.10. Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

1.10.11. Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.

1.10.12. Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.

1.10.13. Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.

1.10.14. Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

1.10.15. City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal

Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

1.10.16. Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No.

240864 (2001) as amended by Illinois SB 1167 (2007).

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1.10.17. Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.

1.10.18. Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-

1-301, 16a-3-207 and 16a-3-308a.

1.10.19. Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and

as amended by KY. House Bill 552 (2008).

1.10.20. Maine, An Act to Enhance Consumer Protections in Relation to Certain

Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).

1.10.21. Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12- 1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).

1.10.22. Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.

1.10.23. Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act,

M.G.L. Chapter 183(C).

1.10.24. Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code

Regs. §§ 32.00

1.10.25. Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

1.10.26. Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15- 17).

1.10.27. Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq. 1.10.28. Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F.

2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

1.10.29. Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.

1.10.30. Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.

1.10.31. New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B- 22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

1.10.32. New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

1.10.33. New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001). 1.10.34. New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).

1.10.35. North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24- 10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

1.10.36. Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.

1.10.37. City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

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1.10.38. Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

1.10.39. Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-

1 et seq.

1.10.40. Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. §

456.501 et seq.

1.10.41. City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No.

245, Chapter 2006-33 as amended.

1.10.42. Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen.

Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.

1.10.43. South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10

et seq.

1.10.44. South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.

1.10.45. Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.

1.10.46. Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq. 1.10.47. Texas Constitution, Section 50(a)(6), Article XVI

1.10.48. Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102

et seq.

1.10.49. Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.

1.10.50. Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2. 1.10.51. Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1,

2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

1.10.52. Virginia Mortgage Lender and Broker Act (for loans originated after July 1,

2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

1.10.53. Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter

108, Laws of 2008.

1.10.54. Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.

1.10.55. West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.

1.10.56. Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

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EXHIBIT C

SUMMARY OF COMPLIANCE REVIEW

	DBRS Loan Grading

	Final Grade

Initial Grade		A	B	C	D
	A	136	0	0	0
	B	1	241	0	0
	C	0	11	10	0
	D	1	1	0	150
	Total	138	253	10	150

	Fitch Loan Grading

	Final Grade

Initial Grade		A	B	C	D
	A	136	0	0	0
	B	1	241	0	0
	C	0	11	10	0
	D	1	1	0	150
	Total	138	253	10	150

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